CONSENT OF INDEPENDENT AUDITORS



The Board of Directors of Aetna Life Insurance and Annuity Company and Policyholders of Aetna Variable Life Account B:


We consent to the use of our reports dated February 4, 1997 and February 14, 1997 incorporated herein by reference in registration statement (No. 33-64277) on Form S-6.


                                                       /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
August 14, 1997